SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 6, 2004

                             CARRIZO OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)


        Texas                       000-22915                  76-0415919
     (State or other               (Commission             (I.R.S. Employer
     jurisdiction of               File Number)           Identification No.)
      incorporation)


                   14701 St. Mary's Lane
                          Suite 800
                        Houston, Texas                            77079
            (Address of principal executive offices)            (Zip code)




       Registrant's telephone number, including area code: (281) 496-1352




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Item 5.           Other Events and Regulation FD Disclosure.

         On February 6, 2004, Carrizo Oil & Gas, Inc. (the "Company") filed with the Securities and Exchange Commission a prospectus relating to an offering of its common stock. The prospectus includes certain information regarding the Company that is attached as Exhibit 99.1 and which is incorporated herein by reference.

         On March 5, 2004, the underwriters of the recent public offering of 5,700,000 shares of common stock by the Company and certain existing stockholders exercised their over-allotment option to purchase an additional 785,000 shares of the Company's common stock at $7.00 per share. The exercise includes 235,500 newly issued shares offered by the Company and 549,500 shares offered by certain existing stockholders. The Company will receive an additional estimated net proceeds of $1.5 million from the sale of these newly issued shares and no proceeds from the shares sold by the selling stockholders.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

         99.1 Certain information regarding the Company as set forth in Prospectus dated February 5, 2004.

         99.2 Press release, dated March 3, 2004, announcing purchase of wells and leases in Barnett Shale, Texas trend.

         99.3 Press release, dated March 2, 2004, announcing year-end 2003 proved reserves.

Item 9.           Regulation FD Disclosure.

                  On March 3, 2004 the Company announced the purchase of wells and leases in the Barnett Shale trend in Denton County, Texas from a private company. The press release relating to that purchase is attached hereto as
Exhibit 99.2. None of the information furnished pursuant to this Item 9, including Exhibit 99.2, will be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor will it be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete or that investors should consider this information before making an investment decision with respect to any security of the Company.



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Item 12.          Results of Operations and Financial Condition.

                  The press release dated March 2, 2004 attached hereto as
Exhibit 99.3 announces the Company's year-end 2003 proved reserves. None of the information furnished pursuant to this Item 12, including Exhibit 99.3, will be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor will it be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete or that investors should consider this information before making an investment decision with respect to any security of the Company.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CARRIZO OIL & GAS, INC.




                                              By: /s/ Paul F. Boling
                                                  ------------------
                                              Name:   Paul F. Boling
                                              Title:  Vice President and
                                                      Chief Financial Officer
Date:  March 9, 2004





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                                  EXHIBIT INDEX

         99.1 Certain information regarding the Company as set forth in Prospectus dated February 5, 2004.

         99.2 Press release, dated March 3, 2004, announcing purchase of wells and leases in Barnett Shale, Texas trend.

         99.3 Press release, dated March 2, 2004, announcing year-end 2003 proved reserves.


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